Exhibit 99.1

[LOGO OF MONROE BANCORP]                DATE: April 18, 2006
                                        CONTACT: Mark D. Bradford, President and
                                        Chief Executive Officer, (812) 331-3455
                                        MEDIA CONTACT: Ashley Mattick, Marketing
                                        Director, (812) 353-7705
                                        Toll-free: (800) 319-2664
                                        Fax: (812) 331-3445
                                        WWW: http://www.monroebank.com

FOR IMMEDIATE RELEASE
---------------------

                 MONROE BANCORP ANNOUNCES FIRST QUARTER EARNINGS

BLOOMINGTON, Ind. - April 18, 2006 -- Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income of $1,773,000, or $0.27 per basic and diluted common share, for the quarter ended March 31, 2006. The Company earned $1,643,000, or $0.25 per basic and diluted common share for the same period in 2005. The 7.9 percent increase in net income was primarily the result of a 9.3 percent increase in net interest income after the provision for loan losses.

"Strong loan growth allowed us to show good net interest income growth in spite of the adverse impact of rising short-term rates and the flat yield curve," said Mark D. Bradford, President and Chief Executive Officer.

FINANCIAL PERFORMANCE

Net interest income after the provision for loan losses increased to $5,131,000 for the three months ended March 31, 2006 compared to $4,696,000 for the same period in 2005. The tax equivalent net interest margin for the quarter ended March 31, 2006 was 3.47 percent, which is .10 percent higher than the margin for the quarter ended December 31, 2005 but .04 percent lower than the margin for first quarter of 2005.

Noninterest income totaled $2,249,000 for the first three months of 2006 compared to $2,034,000 in the same period of 2005. Included in noninterest income are net realized and unrealized securities gains of $73,000 in the first three months of 2006 and gains of $20,000 in the same period of 2005. Excluding net realized and unrealized securities gains and losses, noninterest income for the three months ended March 31, 2006 increased by $162,000 or 8.0 percent over the first three months of 2005.

Trust fees grew to $409,000 for the three months ended March 31, 2006 compared to $376,000 for the same period of 2005. The 8.8 percent increase was driven by growth in trust assets under management. Trust assets under management reached $243,976,000 at March 31, 2006, growing 7.7 percent over the $226,637,000 at
March 31, 2005.

Income derived from service charges on deposit accounts for the first quarter of 2006 totaled $866,000 compared to $756,000 for the same period in 2005, an increase of 14.6 percent.

Total noninterest expense increased to $4,822,000 for the three months ended March 31, 2006, compared to $4,269,000 for the same period of 2005. Included in noninterest expense is unrealized depreciation/appreciation related to the directors' and executives' deferred compensation plan. Unrealized appreciation of $96,000 was recognized for the first three months of 2006 compared to unrealized depreciation of $32,000 for the first three months of 2005. Because of accounting offsets, this unrealized appreciation and depreciation had no effect on net income. Noninterest expense, excluding the effect of the unrealized depreciation/appreciation, grew from $4,301,000 during the first three months of 2005 to $4,726,000 during the same period of 2006, an increase of 9.9 percent. The opening of a new full-service branch in January of 2006 and related promotional activities contributed to the year-over-year increase in operating expenses. The expansion of the Bank's Operation Center and additions to staff necessary to support the growth of the Bank's Central Indiana expansion also contributed to the increase in operating expense.

                                   Monroe Bancorp Reports First Quarter Earnings
                                                                     Page 2 of 6

ASSET QUALITY

Nonperforming assets and 90-day past due loans totaled $1,620,000 (.23 percent of total assets) at March 31, 2006 compared to $3,907,000 (.61 percent of total assets) at March 31, 2005. This is a 58.5 percent reduction. Net charge-offs for the first quarter of 2006 totaled $210,000 or .16 percent of total loans. "I'm very pleased that our efforts to maintain credit quality have resulted in lower levels of non-performing assets," said Mr. Bradford. "We will retain our focus on credit quality as we grow our loan portfolio in the years ahead."

FINANCIAL CONDITION

Total assets grew 10.4 percent from March 31, 2005, reaching $711,935,000 on March 31, 2006. Loans, including loans held for sale, totaled $540,386,000 on March 31, 2006, a 10.5 percent increase from total loans on March 31, 2005, which were $489,079,000. Loans increased by $14,920,000 during the first quarter of 2006, an annualized rate of 11.4 percent.

OTHER NEWS

The new full-service Brownsburg Banking Center officially opened its doors on January 16, 2006, replacing a limited service office opened in 2002. The new office is already showing positive results. Excluding a large volatile public funds account, total deposits at this office increased by $4,743,000 during the first quarter. "We are proud of the growth that has taken place at the Brownsburg Banking Center during the first quarter of 2006," said Mr. Bradford. "The move from a limited service facility to a full-service banking center is achieving the goal of attracting new customer relationships," added Bradford. The Brownsburg Banking Center had total deposits of $24,381,000 as of March 31, 2006.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 27, 2006 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

ABOUT MONROE BANCORP

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer,
(812) 331-3455.

                                   Monroe Bancorp Reports First Quarter Earnings
                                                                     Page 3 of 6

USE OF NON-GAAP FINANCIAL INFORMATION
-------------------------------------

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, noninterest income, and noninterest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

FORWARD-LOOKING STATEMENTS
--------------------------

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

                                     - ## -

                                   Monroe Bancorp Reports First Quarter Earnings
                                                                     Page 4 of 6

MONROE BANCORP (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                       QUARTERS ENDED                             YEARS ENDED
                                                 ----------------------------------------------------------  ----------------------
                                                  MAR 2006    DEC 2005   SEPT 2005    JUN 2005    MAR 2005    DEC 2005    DEC 2004
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
                BALANCE SHEET *
Cash and Interest-earning deposits               $   18,227  $   29,500  $   24,778  $   29,610  $   19,799  $   29,500  $   21,396
Federal Funds Sold                                      575       7,100           -           -           -       7,100           -
Securities                                          119,638     119,244     113,672     113,232     108,870     119,244     109,712
Total Loans                                         540,386     525,466     511,752     505,315     489,079     525,466     477,085
     Loans Held for Sale                              1,914       1,308       3,331       5,739       2,661       1,308       2,740
     Commercial & Industrial                         95,974      91,277      88,896      90,157      90,837      91,277      86,412
     Real Estate:
          Commercial & Residential                  318,525     317,472     310,161     301,000     293,401     317,472     284,303
          Construction & Vacant Land                 76,746      68,066      62,125      63,609      60,596      68,066      61,828
          Home Equity                                27,836      27,479      27,892      26,279      24,409      27,479      25,390
     Installment Loans                               19,391      19,864      19,347      18,531      17,175      19,864      16,412
Reserve for Loan Losses                               5,675       5,585       5,523       5,608       5,450       5,585       5,194
Bank Premises and Equipment                          14,003      13,039      12,468      12,205      11,610      13,039      11,575
Federal Home Loan Bank Stock                          2,545       2,545       2,545       2,494       2,464       2,545       2,439
Interest Receivable and Other Assets                 22,236      21,751      18,876      18,480      18,443      21,751      16,957
           Total Assets                          $  711,935  $  713,060  $  678,568  $  675,728  $  644,815     713,060  $  633,970

Total Deposits                                   $  566,721  $  576,181  $  539,823  $  529,559  $  513,826  $  576,181  $  483,534
     Noninterest Checking                            81,495      85,198      92,258      96,363      83,287      85,198      71,142
     Interest Bearing Checking & NOW                112,793     109,359     113,257     116,577     117,009     109,359     102,495
     Regular Savings                                 19,932      21,015      21,440      21,747      22,751      21,015      23,608
     Money Market Savings                            86,119      93,621      81,345      80,583      76,173      93,621      80,054
     CDs Less than $100,000                         121,409     121,592     119,975     116,987     115,284     121,592     110,040
     CDs Greater than $100,000                      133,550     134,254     100,038      86,109      88,986     134,254      85,717
     Other Time                                      11,423      11,142      11,510      11,193      10,336      11,142      10,478
Total Borrowings                                     85,965      76,762      82,371      90,438      77,243      76,762      97,378
     Federal Funds Purchased                              -           -         125       6,050       5,100           -      17,000
     Securities Sold Under Repurchase Agreement      51,742      40,519      44,865      34,253      37,540      40,519      41,761
     FHLB Advances                                   31,780      33,781      36,833      48,875      34,029      33,781      38,029
     Loans Sold Under Repurchase Agreement            2,443       2,462         548       1,260         574       2,462         588
Interest Payable and Other Liabilities                7,885       9,603       6,535       6,763       6,291       9,603       5,674
          Total Liabilities                         660,571     662,546     628,729     626,760     597,360     662,546     586,586
Shareholders Equity                                  51,364      50,514      49,839      48,968      47,455      50,514      47,384
          Total Liabilities and Shareholders'
           Equity                                $  711,935  $  713,060  $  678,568  $  675,728  $  644,815  $  713,060  $  633,970

Book Value Per Share                             $     7.77  $     7.64  $     7.55  $     7.42  $     7.19  $     7.64  $     7.18
End of period shares issued and outstanding       6,639,842   6,639,842   6,639,842   6,639,842   6,639,842   6,639,842   6,638,621
Less:  Unearned ESOP shares                          29,975      31,900      35,001      36,449      37,896      31,900      39,344
End of Period Shares Used to Calculate Book
 Value                                            6,609,867   6,607,942   6,604,842   6,603,394   6,601,946   6,607,942   6,599,277

*    period end numbers

                                   Monroe Bancorp Reports First Quarter Earnings
                                                                     Page 5 of 6

MONROE BANCORP (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                       QUARTERS ENDED                             YEARS ENDED
                                                 ----------------------------------------------------------  ----------------------
               INCOME STATEMENT                   MAR 2006    DEC 2005   SEPT 2005    JUN 2005    MAR 2005    DEC 2005    DEC 2004
-----------------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Interest Income                                  $   10,175  $    9,659  $    9,046  $    8,386  $    7,788  $   34,879  $   28,732
Interest Expense                                      4,744       4,367       3,716       3,210       2,762      14,055       8,868
Net Interest Income                                   5,431       5,292       5,330       5,176       5,026      20,824      19,864
Loan Loss Provision                                     300         240         240         330         330       1,140       1,320
Total Noninterest Income                              2,249       2,215       2,528       2,481       2,034       9,258       8,302
     Service Charges on Deposit Accounts                866         936         914         932         756       3,538       2,970
     Trust Fees                                         409         387         396         386         376       1,545       1,376
     Commission Income                                  202         147         241         287         225         900         932
     Gain on Sale of Loans                              184         215         445         338         237       1,235       1,050
     Realized Gains (Losses) on Securities               44           1          (5)         33          66          95         211
     Unrealized Gains (Losses) on Trading
      Securities Associated with Directors'
      Deferred Comp Plan                                 29           3          66          51         (46)         74         221
     Other Operating Income                             515         526         471         454         420       1,871       1,542
Total Noninterest Expense                             4,822       4,546       4,716       4,523       4,269      18,054      16,921
     Salaries & Wages                                 1,941       1,902       1,923       1,774       1,730       7,329       6,859
     Commissions & Incentive Compensation               438         366         582         502         433       1,883       1,580
     Employee Benefits                                  448         411         375         364         416       1,566       1,685
     Premises & Equipment                               777         711         661         638         644       2,654       2,474
     Advertising                                        219         174         176         184         119         653         598
      Legal Fees                                         87          56         107         183         180         526         506
     Appreciation (Depreciation) in Directors'
      Deferred Compensation Plan                         96          61          91          67         (32)        187         259
     Other Operating Expenses                           816         865         801         811         779       3,256       2,960
Income Before Income Tax                              2,558       2,721       2,902       2,804       2,461      10,888       9,925
Income Tax Expense (Benefit)                            785         901         994         952         818       3,665       3,220
Net Income After Tax & Before Extraordinary
 Items                                                1,773       1,820       1,908       1,852       1,643       7,223       6,705
Extraordinary Items                                       -           -           -           -           -           -           -
Net Income                                       $    1,773  $    1,820  $    1,908  $    1,852  $    1,643  $    7,223  $    6,705

Basic Earnings Per Share                         $     0.27  $     0.28  $     0.29  $     0.28  $     0.25  $     1.09  $     1.01
Diluted Earnings Per Share                             0.27        0.27        0.29        0.28        0.25        1.09        1.01

                                   Monroe Bancorp Reports First Quarter Earnings
                                                                     Page 6 of 6

MONROE BANCORP (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                       QUARTERS ENDED                             YEARS ENDED
                                                 ----------------------------------------------------------  ----------------------
                                                  MAR 2006    DEC 2005   SEPT 2005    JUN 2005    MAR 2005    DEC 2005    DEC 2004
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
                 ASSET QUALITY
Net Charge-Offs (Recoveries)                     $      210  $      178  $      325  $      172  $       74  $      749  $    1,145
OREO Expenses (Gains)                                     7          19          27          12          31          89          70
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Total Credit Charges                         $      217  $      197  $      352  $      184  $      105  $      838  $    1,215

Nonperforming Loans                              $    1,610  $    1,933  $    2,345  $    3,257  $    3,545  $    1,933  $    3,674
OREO                                                      -           -         109         463         350           -         350
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
      Nonperforming Assets                            1,610       1,933       2,454       3,720       3,895       1,933       4,024
90 Day Past Due Loans net of Nonperforming Loans         10          99         150         182          12          99          29
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
      Nonperforming Assets + 90 day PD/Assets    $    1,620  $    2,032  $    2,604  $    3,902  $    3,907  $    2,032  $    4,053


       RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                              0.16%       0.14%       0.25%       0.14%       0.06%       0.14%       0.24%
Credit Charges/Loans & OREO                            0.16%       0.15%       0.28%       0.15%       0.09%       0.16%       0.25%
Nonperforming Loans/Loans                              0.30%       0.37%       0.46%       0.64%       0.72%       0.37%       0.77%
Nonperforming Assets/Loans &OREO                       0.30%       0.37%       0.48%       0.74%       0.80%       0.37%       0.84%
Nonperforming Assets/Assets                            0.23%       0.27%       0.36%       0.55%       0.60%       0.27%       0.63%
Nonperforming Assets+ 90 day PD/Assets                 0.23%       0.28%       0.38%       0.58%       0.61%       0.28%       0.64%
Reserve/Nonperforming Loans                          352.48%     288.93%     235.52%     172.18%     153.74%     288.93%     141.37%
Reserve/Total Loans                                    1.05%       1.06%       1.08%       1.11%       1.11%       1.06%       1.09%
Equity & Reserves/Nonperforming Assets              3542.80%    2902.17%    2255.99%    1467.10%    1358.28%    2902.17%    1306.61%
OREO/Nonperforming Assets                              0.00%       0.00%       4.44%      12.45%       8.99%       0.00%       8.70%


      RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                          7.21%       7.08%       7.34%       7.25%       7.36%       7.08%       7.47%
Equity/Loans                                           9.51%       9.61%       9.74%       9.69%       9.70%       9.61%       9.93%


        RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                               1.01%       1.04%       1.13%       1.14%       1.05%       1.09%       1.10%
Return on Average Equity                              14.05%      15.02%      15.24%      15.39%      13.94%      14.93%      14.44%
Net Interest Margin (tax-equivalent) (1)               3.47%       3.37%       3.50%       3.52%       3.51%       3.48%       3.62%

*    Based on period end numbers

(1) Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.